                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Frontier Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Frontier Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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Web Proxy Voting
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Frontier Corporation


        You may now cast your vote by proxy for the Frontier Corporation Annual Meeting to be held on April 29, 1998 for shareowners of record as of March 2, 1998.

                               CUSIP: 35906P-105

        ------------------------------------------------------------------------

        Proxy Voting Instructions

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        Please note all votes cast via the telephone or the Internet must be cast prior to 5:00 p.m., EDT April 28, 1998.

        I authorize each of Joseph P. Clayton and/or Josephine S. Trubek, or substitutes selected by them, to vote all shares of Frontier Corporation which I am entitled to vote at the Annual Meeting of Shareowners on April 29, 1998, or at any adjournment thereof, as specified below.

        I also authorize them to vote in favor of any substituted director if a nominee is unable to serve and to act in their discretion upon such other matters which may properly come before the meeting, or which are incident to the conduct of the meeting, or which the Board of Directors does not know, at the time of this solicitation, will be presented at the meeting.

        Please select one of the following options:

              ( ) Vote all proposals in accordance with the Board of Directors' recommendations as indicated on your proxy card and in the proxy statement

              ( ) Vote each proposal selectively

                                 ----------
                                 | Submit |
                                 ----------

--------------------------------------------------------------------------------

  Copyright (C) 1998 by Boston EquiServe, L.P. and Direct Report Corporation.
                             All rights reserved.

               Internet services provided by Shareholder Direct

--------------------------------------------------------------------------------

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Web Proxy Voting
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Frontier Corporation


Vote Each Proposal Selectively

Please vote proposal 1 and 2 below by clicking on the box that indicates how you would like your shares voted on each proposal. When you have finished, click on the Submit button at the bottom of the page.

The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

1.  NOMINEES FOR DIRECTORS

     Nominees:
     Patricia C. Barron
     Joseph P. Clayton
     Raul E. Cesan
     Brenda E. Edgerton
     Jairo A. Estrada
     Michael E. Faherty
     Alan C. Hasselwander
     Robert Holland, Jr.
     Douglas H. McCorkindale
     Dr. Leo J. Thomas

    ( ) Vote For All Nominees
    ( ) Vote withheld from all Nominees
    ( ) Withhold Selectively

    ----------------------------------------------------------------------------

    Place a check mark next to each nominee from whom you would like to WITHHOLD your vote.

    [ ] Patricia C. Barron
    [ ] Joseph P. Clayton
    [ ] Raul E. Cesan
    [ ] Brenda E. Edgerton
    [ ] Jairo A. Estrada
    [ ] Michael E. Faherty
    [ ] Alan C. Hasselwander
    [ ] Robert Holland, Jr.
    [ ] Douglas H. McCorkindale

    [ ] Dr. Leo J. Thomas
    ----------------------------------------------------------------------------

2.  Ratification of Price Waterhouse LLP as the Public Accountant

    ( ) For
    ( ) Against
    ( ) Abstain

    ----------------------------------------------------------------------------

                         ----------   -----------------
                         | Submit |   | Revise Ballot |
                         ----------   -----------------

--------------------------------------------------------------------------------

  Copyright (C) 1998 by Boston EquiServe, L.P. and Direct Report Corporation.
                             All rights reserved.

               Internet services provided by Shareholder Direct

--------------------------------------------------------------------------------

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Web Proxy Voting
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Frontier Corporation


     Proxy Confirmation

     Please review your voting instructions indicated below.
     You may then either submit your voting instructions or revise what you have entered.

     Proposal 1.  NOMINEES FOR DIRECTORS


                  --------------------------------------------------------------

     Proposal 2.  Ratification of Price Waterhouse LLP as the Public Accountant


                  --------------------------------------------------------------

                              ----------   ----------
                              | Submit |   | Revise |
                              ----------   ----------

--------------------------------------------------------------------------------

  Copyright (C) 1998 by Boston EquiServe, L.P. and Direct Report Corporation.
                             All rights reserved.

               Internet services provided by Shareholder Direct

--------------------------------------------------------------------------------

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Web Proxy Voting
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Frontier Corporation


     Thank you for voting your proxy.

     Please check any of the following that apply:

     1.  Check here if you plan to attend the meeting. [ ]

     2.  Please change my address.

             My new address is...
             -------------------------------------------------------
             |                                                  [/\]
             |                                                  |  |
             |                                                  |  |
             |                                                  |  |
             |                                                  |  |
             |                                                  [\/]
             -------------------------------------------------------


     3.  I have the following comments:

             My comments are...
             -------------------------------------------------------
             |                                                  [/\]
             |                                                  |  |
             |                                                  |  |
             |                                                  |  |
             |                                                  |  |
             |                                                  [\/]
             -------------------------------------------------------

     4. If you would like to receive an email confirmation of your vote, please enter your email address:

             -------------------------------------------
             |                                         |
             -------------------------------------------

                                 ----------
                                 | Submit |
                                 ----------


--------------------------------------------------------------------------------

  Copyright (C) 1998 by Boston EquiServe, L.P. and Direct Report Corporation.
                             All rights reserved.

               Internet services provided by Shareholder Direct

--------------------------------------------------------------------------------

[LOGO OF BOSTON EQUISERVE]

Web Proxy Voting
--------------------------------------------------------------------------------

Frontier Corporation


     !  Thank you for your participation.

     If you wish to vote another proxy or change your voting instructions, please vote again. Our system will automatically count only your last vote.

                                --------------
                                | Vote Again |
                                --------------


--------------------------------------------------------------------------------

  Copyright (C) 1998 by Boston EquiServe, L.P. and Direct Report Corporation.
                             All rights reserved.

               Internet services provided by Shareholder Direct

--------------------------------------------------------------------------------

                  Frontier Corporation Proxy Telephone Script
                                March 16, 1998



Description:   Control Number Entry
Voice Artist:  Male
Message:       Welcome to Shareholder Direct Telephone Proxy. Please be assured that your telephone-based vote is strictly confidential. (Pause)
               Please use your telephone key pad to enter your thirteen-digit control number; located above your name, in the lower left portion of your proxy card.


Description:   You Have Selected...
Voice Artist:  Male
Message:       You have selected...


Description:   Frontier Corporation
Voice Artist:  Female
Message:       Frontier Corporation...


Description:   Company Intro Message...
Voice Artist:  Female
Message:       This proxy is solicited on behalf of the Board of Directors. It authorizes the designated proxies to vote all your shares of Frontier Corporation at the Annual Meeting of Shareowners on
               April 29, 1998, or at any adjournment of it.


Description:   Vote All
Voice Artist:  Male
Message:       To vote your proxy in accordance with the Board of Directors'
               recommendations, as indicated on your proxy card and in the proxy statement, please press 1. To vote on each issue separately, press 2.


Description:   Confirm Vote - All In Favor of Management
Voice Artist:  Female
Message:       You have chosen to vote your proxy in accordance with the Board of Directors' recommendations.


Description:   Confirm Vote - Vote Ballot Selectively
Voice Artist:  Female
Message:       You have chosen to vote on each proposal separately.

Description:   Director Election (Withhold Selectively)
Voice Artist:  Male
Message:       You will now vote for the Directors: The Board of Directors recommend a vote for each of the listed nominees. To accept all of the Nominees, press 1. To withhold your vote from all of these Nominees, press 2. To withhold your vote from only some of the nominees, press 3.


Description:   Confirm Vote - Accept All
Voice Artist:  Female
Message:       You have chosen to elect all of the Nominees.


Description:   Confirm Vote - Withhold All
Voice Artist:  Female
Message:       You have chosen to withhold your vote from all of the Nominees.


Description:   Confirm Vote - Withhold Selectively
Voice Artist:  Female
Message:       You have chosen to vote on a per Nominee basis.


Description:   Individual Director Election - Instructions
Voice Artist:  Male
Message:       Proposal 1. Election of Directors. Please vote for the following individuals on a per Nominee basis. After hearing the name, you may choose to accept, or you may choose to withhold your vote from the Nominee.


Description:   Please Consider...
Voice Artist:  Female
Message:       Please consider Nominee...


Description:   Board of Directors Nominee #1
Voice Artist:  Female
Message:       Patricia C. Barron


Description:   Board of Directors Nominee #2
Voice Artist:  Female
Message:       Joseph P. Clayton


Description:   Board of Directors Nominee #3
Voice Artist:  Female
Message:       Raul E. Cesan


Description:   Board of Directors Nominee #4
Voice Artist:  Female
Message:       Brenda E. Edgerton (phonetic Edge-er-ton)


Description:   Board of Directors Nominee #5

Voice Artist:  Female
Message:       Jairo A. Estrada


Description:   Board of Directors Nominee #6
Voice Artist:  Female
Message:       Michael E. Faherty


Description:   Board of Directors Nominee #7
Voice Artist:  Female
Message:       Alan C. Hasselwander


Description:   Board of Directors Nominee #8
Voice Artist:  Female
Message:       Robert Holland, Jr.


Description:   Board of Directors Nominee #9
Voice Artist:  Female
Message:       Douglas H. McCorkindale


Description:   Board of Directors Nominee #10
Voice Artist:  Female
Message:       Dr. Leo J. Thomas


Description:   Accept or Withhold Menu
Voice Artist:  Female
Message:       To vote for this Nominee as a director, press 1. To withhold your vote from this Nominee, press 2.


Description:   Confirm Vote - Accept
Voice Artist:  Female
Message:       You have chosen to vote for...


Description:   Confirm Vote - Withhold
Voice Artist:  Female
Message:       You have chosen to withhold your vote from...


Description:   Appointment of Auditors
Voice Artist:  Male
Message:       The Board of Directors recommend a vote FOR proposal 2. (pause)
               Ratification of Price Waterhouse LLP as the Public Accountant.

Description:   Voting Issues Menu
Voice Artist:  Male
Message:       To vote for, press 1. To vote against, press 2. To abstain, press 3.


Description:   Confirm Vote - For
Voice Artist:  Female
Message:       You have chosen to vote for this proposal.


Description:   Confirm Vote -
Voice Artist:  Female
Message:       You have chosen to vote against this proposal.


Description:   Confirm Vote -
Voice Artist:  Female
Message:       You have chosen to abstain from voting on this proposal.


Description:   If This Is Correct...
Voice Artist:  Male
Message:       If this is correct, press 1. If this is not correct, press 2.


Topic Code:    1600
Description:   Thank You. And Good-bye.
Voice Artist:  Female
Message:       Thank-you for participating. Good Bye.